INVESCO EXCHANGE-TRADED FUND TRUST II

SUPPLEMENT DATED JANUARY 27, 2020 TO THE PROSPECTUS

DATED DECEMBER 20, 2019,

AS PREVIOUSLY SUPPLEMENTED, OF:

Invesco Treasury Collateral ETF (CLTL)

Invesco Treasury Collateral ETF (the “Fund”) has changed its classification from “non-diversified” to “diversified” and therefore is now required to meet certain diversification requirements under the Investment Company Act of 1940. All references in the Prospectus with regard to the Fund being “non-diversified” are hereby deleted in their entirety, effective immediately.

Please Retain This Supplement For Future Reference.

P-PS-TRUST II-CLTL-PRO-SUP 012720

INVESCO EXCHANGE-TRADED FUND TRUST II

SUPPLEMENT DATED JANUARY 27, 2020 TO THE STATEMENT OF ADDITIONAL INFORMATION

DATED DECEMBER 20, 2019, AS PREVIOUSLY SUPPLEMENTED, OF:

Invesco Treasury Collateral ETF (CLTL)

Invesco Treasury Collateral ETF (the “Fund”) has changed its classification from “non-diversified” to “diversified”. The disclosure in the Statement of Additional Information is updated, effective immediately, as follows:

The first paragraph under the section titled “General Description of the Trust and the Funds” on page 1 is deleted in its entirety and replaced with the following:

The Trust was organized as a Massachusetts business trust on October 10, 2006 and is authorized to have multiple series or portfolios. The Trust is an open-end management investment company, registered under the Investment Company Act of 1940, as amended (the “1940 Act”). The Trust currently consists of 97 Funds. This SAI contains information for 51 of the Funds. Each Fund (except as indicated below) is “non-diversified,” and as such, each such Fund’s investments are not required to meet certain diversification requirements under the 1940 Act. The following Funds are classified as “diversified”: Invesco 1-30 Laddered Treasury ETF, Invesco CEF Income Composite ETF, Invesco DWA SmallCap Momentum ETF, Invesco Fundamental High Yield® Corporate Bond ETF, Invesco Fundamental Investment Grade Corporate Bond ETF, Invesco KBW High Dividend Yield Financial ETF, Invesco KBW Premium Yield Equity REIT ETF, Invesco KBW Regional Banking ETF, Invesco LadderRite 0-5 Year Corporate Bond ETF, Invesco National AMT-Free Municipal Bond ETF, Invesco Russell 1000 Equal Weight ETF, Invesco Russell 1000 Low Beta Equal Weight ETF, Invesco S&P 500 Enhanced Value ETF, Invesco S&P 500® ex-Rate Sensitive Low Volatility ETF, Invesco S&P 500® High Beta ETF, Invesco S&P 500® High Dividend Low Volatility ETF, Invesco S&P 500® Low Volatility ETF, Invesco S&P MidCap Low Volatility ETF, Invesco S&P SmallCap Consumer Discretionary ETF, Invesco S&P SmallCap Financials ETF, Invesco S&P SmallCap Health Care ETF, Invesco S&P SmallCap High Dividend Low Volatility ETF, Invesco S&P SmallCap Industrials ETF, Invesco S&P SmallCap Information Technology ETF, Invesco Senior Loan ETF, Invesco S&P SmallCap Low Volatility ETF, Invesco Taxable Municipal Bond ETF, Invesco Treasury Collateral ETF and Invesco VRDO Tax-Free Weekly ETF. The shares of each of the Funds are referred to in this SAI as “Shares.”

In addition and accordingly, the Fund is now subject to the following investment restrictions:

The Fund, as a fundamental policy, may not:

(1)

As to 75% of its total assets, invest more than 5% of the value of its total assets in the securities of any one issuer (other than obligations issued, or guaranteed, by the U.S. Government, its agencies or instrumentalities).

(2)	As to 75% of its total assets, purchase more than 10% of all outstanding voting securities or any class of securities of any one issuer.

Please Retain This Supplement For Future Reference.

P-PS-TRUSTII-CLTL-SAI -SUP 012720